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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Post-Effective Amendment to Registration Statement No. 33-13901, and in Registration Statement Nos. 33-73696, 33-73698, 33-73700, 333-17349, 333-17351 and 333-50356 of Barr
Laboratories, Inc. on Form S-8 of our report dated August 6, 2001, appearing in this Annual Report on Form 10-K of Barr Laboratories, Inc. for the year ended June 30, 2001.

DELOITTE & TOUCHE LLP

Stamford, Connecticut
August 6, 2001